UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                January 7, 2003
                                ----------------
                Date of report (Date of earliest event reported)


                            Donar Enterprises, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

         000-49649                                        23-3083371
 ---------------------------                  ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)

 2000 Hamilton Street, #520, Philadelphia, Pennsylvania       19130-3883
 ------------------------------------------------------       ----------
        (Address of principal executive offices)              (Zip Code)

                                 (215) 893-3662
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

       Donar Enterprises, Inc., a Delaware corporation (the "Registrant"), reports that its common stock has been cleared for trading, effective January 7, 2003, on the Over-The-Counter (OTC) Bulletin Board service of the NASD under the trading symbol "DNRE".


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DONAR ENTERPRISES, INC.



Date:   February 6, 2003                      By:   /s/ William Tay
                                                  -----------------------------
                                                    William Tay, President